UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2012

JWC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54202	27-3092187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Bay Colony Corporate Center – North Entrance
1000 Winter Street – Suite 4300	02451
Waltham, Massachusetts	(Zip code)
(Address of principal executive offices)

(617) 753-1100

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03 Material Modification to Rights of Security Holders.

On August 16, 2012, JWC Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider, among other proposals, an amendment to the Company’s second amended and restated certificate of incorporation (“Certificate of Incorporation”) to extend the date by which the Company must complete a business combination from August 23, 2012 to August 30, 2012. At the Special Meeting, holders of approximately 75% of the outstanding shares of common stock voted in favor of the proposal to amend the Certificate of Incorporation. Accordingly, on August 16, 2012, the Company filed an amendment (the “Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The foregoing is qualified in its entirety by reference to the Amendment which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the stockholders of the Company voted on (i) the proposal to adopt the contribution and merger agreement pursuant to which, through a series of transactions, the Company and The Tile Shop, LLC (“The Tile Shop”) would be combined under a new holding company named Tile Shop Holdings, Inc. (“TS Holdings”) and (ii) the proposal to amend the Certificate of Incorporation to change the date by which the Company must complete a business combination from August 23, 2012 to August 30, 2012. Each of the proposals voted upon is described in greater detail in the Company’s proxy statement/prospectus included in the Registration Statement on Form S-4, which was initially filed by TS Holdings with the Securities and Exchange Commission (“SEC”) (File No. 333-182482) on July 2, 2012 and declared effective by the SEC on August 2, 2012. Holders of 13,640,462 shares of common stock of the Company, representing approximately 93.85% of the outstanding shares of common stock of the Company and entitled to vote as of July 23, 2012, the record date for the Special Meeting, were present in person or represented by proxy at the Special Meeting. A summary of the voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting is set forth below:

1.	Adoption of the Contribution and Merger Agreement:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
11,938,915	1,558,547	143,000	0

2.	Approval of amendment to the Certificate of Incorporation:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
10,838,915	1,658,547	1,143,200	0

Item 8.01 Other Events.

On August 16, 2012, the Company issued a press release announcing the approval by the Company’s stockholders of the proposals presented at the Special Meeting. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to Second Amended and Restated Certificate of Incorporation of the Company

99.1	Press Release, dated August 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 16, 2012

JWC Acquisition Corp.

By:	/s/ Jeffrey J. Teschke
Jeffrey J. Teschke
Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Second Amended and Restated Certificate of Incorporation of the Company

99.1	Press Release, dated August 16, 2012